EXHIBIT  32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Chandana Basu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Healthcare Business Services Groups, Inc. on Form 10-QSB for the quarterly period ended March 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Healthcare Business Services Groups, Inc.

Date:  May  20,  2006

                                    By:  /s/  Chandana  Basu
                                       ---------------------
                                         Chandana  Basu,
                                         Chief  Executive  Officer  and
                                         Principal  Financial  Officer

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